STATEMENTS OF CASH FLOWS	12 Months Ended
Dec. 31, 2024 USD ($)
Cash Flows From Operating Activities:
Net income (loss)	$ 3,150,471
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Interest earned on investments held in Trust Account	(5,248,662)
Changes in operating assets and liabilities:
Prepaid expenses	52,130
Increase (Decrease) in Other Operating Assets and Liabilities, Net	(77,248)
Related party payable	3,500
Other assets	77,248
Accrued expenses and offering costs	96,542
Net Cash Used In Operating Activities	(1,868,771)
Cash Flows From Financing Activities:
Net Cash Provided By Financing Activities	840,000
Net change in cash	(1,028,771)
Cash at beginning of period	1,404,174
Cash at end of period	375,403
Supplemental disclosure of non-cash financing activities:
Remeasurement of Class A ordinary shares to redemption value	5,248,662
Convertible note payable
Cash Flows From Financing Activities:
Proceeds from note payable	$ 840,000